              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
     (e) (2) )
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14

     Morgan Stanley Municipal Income Opportunities Trust II
     Morgan Stanley Insured Municipal Securities
     Morgan Stanley Insured California Municipal Securities

     ------------------------------------------------
     (Name of Registrant as Specified in its Charter)

                               Debra Rubano
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the datez of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

            MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II
                  MORGAN STANLEY INSURED MUNICIPAL SECURITIES
             MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                            TO BE HELD JUNE 21, 2005

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY MUNICIPAL
INCOME OPPORTUNITIES TRUST II, MORGAN STANLEY INSURED MUNICIPAL SECURITIES and
MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES (individually, a "Fund"
and, collectively, the "Funds"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the
Auditorium, 3rd Floor, at 1221 Avenue of the Americas, New York, New York
10020, on June 21, 2005 at 10:30 a.m. New York City time, for the following purposes:

          1. For MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II, to
     elect two Trustees to serve until the year 2008 Annual Meeting of the Fund;
     or until their successors shall have been elected and qualified; and for
     MORGAN STANLEY INSURED MUNICIPAL SECURITIES and MORGAN STANLEY INSURED
     CALIFORNIA MUNICIPAL SECURITIES, to elect three Trustees to serve until the year 2008 Annual Meeting of each Fund; or in each case, until their successors shall have been elected and qualified; and

          2. To transact such other business as may properly come before the
     Meetings or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on April
28, 2005 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                MARY E. MULLIN
                                                Secretary

May 12, 2005
New York, New York

-------------------------------------------------------------------------------
                                   IMPORTANT
   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO
 ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO
 BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN
 ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETINGS. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN
 SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR
 ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR
 PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
-------------------------------------------------------------------------------

             MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II
                   MORGAN STANLEY INSURED MUNICIPAL SECURITIES
             MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
              1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                              --------------------
                              JOINT PROXY STATEMENT
                              --------------------

                         ANNUAL MEETINGS OF SHAREHOLDERS

                                  JUNE 21, 2005

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN
STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II ("OIB"), MORGAN STANLEY INSURED
MUNICIPAL SECURITIES ("IMS") and MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL
SECURITIES ("ICS") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on
June 21, 2005 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about May
13, 2005.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares
("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Fund ("Shareholders")
will be voted for each of the nominees for election as Trustee to be elected by
Shareholders of that Fund, with respect to that Fund set forth in the attached
Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Fund as of the close of business on April
28, 2005, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the
Record Date, there were 16,782,817 shares of beneficial interest of OIB,
7,119,283 shares of beneficial interest of IMS and 3,663,982 shares of beneficial interest of ICS outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective
Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the
Funds, or officers and regular employees of Morgan Stanley Investment Advisors
Inc. ("Morgan Stanley Investment Advisors" or the "Investment Adviser"), Morgan
Stanley Trust ("Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan
Stanley Services" or the "Administrator") and/or Morgan Stanley DW Inc.
("Morgan Stanley DW"), without special compensation therefor. In addition, each
Fund may employ Alamo Direct Mail Services

Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote.
The Fund may also employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Alamo or D.F. King, each Fund would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

     In certain instances, the Transfer Agent, Alamo and/or D.F. King may call
Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate
Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions.
To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a
Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact.With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, and providing additional materials upon Shareholder request, which would be borne by each respective Fund.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because Shareholders may own shares of more than one Fund, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a Shareholder that owns record shares in two or more of the Funds will receive a package containing a Joint
Proxy Statement and proxy cards for the Funds in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a Shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Fund in which such Shareholder is a beneficial owner. If the proposed election of Trustees is approved by Shareholders of one Fund and disapproved by Shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any
Fund that did not approve the proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed proxy card or vote by touchtone telephone or Internet as indicated in each Fund's proxy card.

     Only one copy of this Joint Proxy Statement will be delivered to multiple
Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral

request, we will deliver a separate copy of this Joint Proxy Statement to a
Shareholder at a shared address to which a single copy of this Joint Proxy
Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (800) 869-NEWS
(toll-free).

                     (1) ELECTION OF TRUSTEES FOR EACH FUND

     The number of Trustees of each Fund has been fixed by the Trustees, pursuant to each Fund's Declaration of Trust, at nine. There are presently nine
Trustees for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees to serve for the following terms, in accordance with each Fund's Declaration of Trust, as set forth below:

OIB --                                 IMS, ICS --
Until the year 2008 Annual Meeting     Until the year 2008 Annual Meeting
------------------------------------   -----------------------------------
Edwin J. Garn                          Michael Bozic
Michael E. Nugent                      Charles A. Fiumefreddo
                                       James F. Higgins

     Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E.
Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
are "Independent Trustees," that is, Trustees who are not "interested persons"
of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees, Charles A.
Fiumefreddo and James F. Higgins, are "interested trustees," that is, Trustees who are "interested persons" (as that term is defined in the 1940 Act) of the
Funds and Morgan Stanley Investment Advisors and thus, are not Independent
Trustees. The nominees for election as Trustee have been proposed by the
Trustees now serving, or, in the case of the nominees for positions as
Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have previously been elected by the Shareholders of the
Funds.

     The nominees of the Board for election as Trustee of each Fund are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for OIB--
Edwin J. Garn and Michael E. Nugent; for IMS and ICS-- Michael Bozic, Charles
A. Fiumefreddo and James F. Higgins. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent
Trustees of each Fund may recommend. All of the nominees have consented to being named in this Joint Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Fund represented and entitled to vote at the
Meeting.

     Pursuant to the provisions of the Declaration of Trust of each Fund, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Fund previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as
Trustee in one of the three classes of Trustees as follows: Class I--Messrs.
Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson, Kearns and
Reid; and Class III--Messrs. Garn and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. As a consequence of this method of election, the

replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, the Trustees in Class III for OIB and the
Trustees in Class I for IMS and ICS are standing for election and will, if elected, serve until the year 2008 Annual Meetings for each Fund as set forth above, or, in each case, until their successors shall have been elected and qualified.

     The Board of each Fund consists of nine trustees. These same individuals also serve as trustees for all of the funds advised by the Investment Adviser
(the "Retail Funds") and certain of the funds advised by Morgan Stanley
Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional
Funds"). The table below sets forth the following information as of December
31, 2004, regarding the nominees for election as Trustee, and each of the other
Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Funds, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Trustee or nominee Trustee, and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the
Investment Adviser (including, but not limited to, Morgan Stanley Investment
Management Inc.).

INDEPENDENT TRUSTEES

                               POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH        TIME
     INDEPENDENT TRUSTEE        THE FUNDS       SERVED
----------------------------- ------------- --------------

Michael Bozic (64)            Trustee       Since
c/o Kramer Levin                            April 1994
Naftalis & Frankel LLP
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (72)            Trustee       Since
1031 N. Chartwell Court                     January 1993
Salt Lake City, UT 84103                    (OIB); Since
                                            Inception
                                            (IMS and
                                            ICS)

Wayne E. Hedien (71)          Trustee       Since
c/o Kramer Levin                            September
Naftalis & Frankel LLP                      1997
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS*                BY TRUSTEE            BY TRUSTEE
----------------------------- ---------------------------------------- -------------- ---------------------------

Michael Bozic (64)            Private investor; Director or Trustee    197            Director of various
c/o Kramer Levin              of the Retail Funds (since April 1994)                  business organizations.
Naftalis & Frankel LLP        and the Institutional Funds (since
Counsel to the                July 2003); formerly Vice Chairman of
Independent Trustees          Kmart Corporation
1177 Avenue of the Americas   (December 1998-October 2000),
New York, NY 10036            Chairman and Chief Executive Officer
                              of Levitz Furniture Corporation
                              (November 1995-November 1998) and
                              President and Chief Executive Officer
                              of Hills Department Stores
                              (May 1991-July 1995); formerly
                              variously Chairman, Chief Executive
                              Officer, President and Chief Operating
                              Officer (1987-1991) of the Sears
                              Merchandise Group of Sears,
                              Roebuck & Co.

Edwin J. Garn (72)            Consultant; Director or Trustee of the   197            Director of Franklin
1031 N. Chartwell Court       Retail Funds (since January 1993) and                   Covey (time management
Salt Lake City, UT 84103      the Institutional Funds (since                          systems), BMW Bank of
                              July 2003); member of the Utah                          North America, Inc.
                              Regional Advisory Board of Pacific                      (industrial loan
                              Corp.; formerly Managing Director of                    corporation, Escrow Bank
                              Summit Ventures LLC (2000-2004);                        (industrial loan
                              United States Senator (R-Utah)                          corporation)), United
                              (1974-1992) and Chairman, Senate                        Space Alliance (joint
                              Banking Committee (1980-1986),                          venture between Lockheed
                              Mayor of Salt Lake City, Utah                           Martin and the Boeing
                              (1971-1974), Astronaut, Space Shuttle                   Company) and Nuskin
                              Discovery (April 12-19, 1985), and                      Asia Pacific (multilevel
                              Vice Chairman, Huntsman                                 marketing); member of the
                              Corporation (chemical company).                         board of various civic and
                                                                                      charitable organizations.

Wayne E. Hedien (71)          Retired; Director or Trustee of the      197            Director of The PMI
c/o Kramer Levin              Retail Funds (since September 1997)                     Group Inc. (private
Naftalis & Frankel LLP        and the Institutional Funds (since                      mortgage insurance);
Counsel to the                July 2003); formerly associated with                    Trustee and Vice
Independent Trustees          the Allstate Companies (1966-1994),                     Chairman of The Field
1177 Avenue of the Americas   most recently as Chairman of                            Museum of Natural
New York, NY 10036            The Allstate Corporation                                History; director of
                              (March 1993-December 1994) and                          various other business and
                              Chairman and Chief Executive Officer                    charitable organizations.
                              of its wholly-owned subsidiary,
                              Allstate Insurance Company
                              (July 1989-December 1994).

----------
*    The dates referenced below indicating commencement of service as
     Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
     Institutional Funds, as applicable.

                               POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH        TIME
      MANAGEMENT TRUSTEE        THE FUNDS       SERVED
----------------------------- ------------- --------------

Dr. Manuel H. Johnson (56)    Trustee       Since July
c/o Johnson Smick                           1991 (OIB);
Group Inc.                                  Since
888 16th Street, N.W.                       Inception of
Suite 740                                   the Fund
Washington, D.C. 20006                      (IMS and
                                            ICS)

Joseph J. Kearns (62)         Trustee       Since July
c/o Kearns & Associates LLC                 2003
PMB754
23852 Pacific Coast
Highway
Malibu, CA

Michael E. Nugent (69)        Trustee       Since July
c/o Triumph Capital, L.P.                   1991 (OIB);
445 Park Avenue                             Since
New York, NY 10022                          Inception of
                                            the Fund
                                            (IMS and
                                            ICS)

Fergus Reid (71)              Trustee       Since
c/o Lumelite Plastics                       July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY 12564

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                    PAST 5 YEARS*                 BY TRUSTEE            BY TRUSTEE
----------------------------- ----------------------------------------- -------------- ----------------------------

Dr. Manuel H. Johnson (56)    Senior Partner, Johnson Smick             197            Director of NVR, Inc.
c/o Johnson Smick             International, Inc., a consulting firm;                  (home construction);
Group Inc.                    Chairman of the Audit Committee                          Director of KFX Energy;
888 16th Street, N.W.         and Director or Trustee of the Retail                    Director of RBS
Suite 740                     Funds (since July 1991) and the                          Greenwich Capital
Washington, D.C. 20006        Institutional Funds (since July 2003);                   Holdings (financial holding
                              Co-Chairman and a founder of the                         company).
                              Group of Seven Council (G7C), an
                              international economic commission;
                              formerly Vice Chairman of the Board
                              of Governors of the Federal Reserve
                              System and Assistant Secretary of the
                              U.S. Treasury.

Joseph J. Kearns (62)         President, Kearns & Associates LLC        198            Director of Electro Rent
c/o Kearns & Associates LLC   (investment consulting); Deputy                          Corporation (equipment
PMB754                        Chairman of the Audit Committee                          leasing), The Ford Family
23852 Pacific Coast           and Director or Trustee of the Retail                    Foundation, and the
Highway                       Funds (since July 2003) and the                          UCLA Foundation.
Malibu, CA                    Institutional Funds (since August
                              1994); previously Chairman of the
                              Audit Committee of the Institutional
                              Funds (October 2001-July 2003);
                              formerly CFO of the J. Paul Getty
                              Trust.

Michael E. Nugent (69)        General Partner of Triumph Capital,       197            Director of various
c/o Triumph Capital, L.P.     L.P., a private investment partnership;                  business organizations.
445 Park Avenue               Chairman of the Insurance Committee
New York, NY 10022            and Director or Trustee of the Retail
                              Funds (since July 1991) and the
                              Institutional Funds (since July 2001);
                              formerly Vice President, Bankers
                              Trust Company and BT Capital
                              Corporation (1984-1988).

Fergus Reid (71)              Chairman of Lumelite Plastics             198            Trustee and Director of
c/o Lumelite Plastics         Corporation; Chairman of the                             certain investment
Corporation                   Governance Committee and Director                        companies in the
85 Charles Colman Blvd.       or Trustee of the Retail Funds (since                    JPMorgan Funds complex
Pawling, NY 12564             July 2003) and the Institutional Funds                   managed by J.P. Morgan
                              (since June 1992).                                       Investment Management
                                                                                       Inc.

----------
*     The dates referenced below indicating commencement of service as
      Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
      Institutional Funds, as applicable.

INTERESTED TRUSTEES

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT TRUSTEE         THE FUNDS       SERVED
------------------------------ ------------- -------------

Charles A. Fiumefreddo (72)    Chairman of   Since July
c/o Morgan Stanley Trust       the Board     1991 (OIB);
Harborside Financial Center,   and Trustee   Since
Plaza Two,                                   Inception
Jersey City, NJ 07311                        (IMS and
                                             ICS)

James F. Higgins (57)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS*                BY TRUSTEE             BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -----------------------------

Charles A. Fiumefreddo (72)    Chairman and Director or Trustee of      197            None.
c/o Morgan Stanley Trust       the Retail Funds (since July 1991) and
Harborside Financial Center,   the Institutional Funds (since
Plaza Two,                     July 2003); formerly Chief Executive
Jersey City, NJ 07311          Officer of the Retail Funds (until
                               September 2002).

James F. Higgins (57)          Director or Trustee of the Retail        197            Director of AXA
c/o Morgan Stanley Trust       Funds (since June 2000) and the                         Financial, Inc. and The
Harborside Financial Center,   Institutional Funds (since July 2003);                  Equitable Life Assurance
Plaza Two,                     Senior Advisor of Morgan Stanley                        Society of the United
Jersey City, NJ 07311          (since August 2000); Director of the                    States (financial services).
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000), and
                               President and Chief Operating Officer
                               of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

----------
*     The dates referenced below indicating commencement of service as
      Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
      Institutional Funds, as applicable.

OFFICERS OF THE FUNDS

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             THE FUNDS            TIME SERVED
----------------------------- --------------------- ---------------------

Mitchell M. Merin (51)        President             Since May 1999
1221 Avenue of the Americas
New York, NY 10020

Ronald E. Robison (65)        Executive Vice        Since April 2003
1221 Avenue of the Americas   President and
New York, NY                  Principal Executive
                              Officer

Joseph J. McAlinden (61)      Vice President        Since July 1995
1221 Avenue of the Americas
New York, NY

Barry Fink (50)               Vice President        Since February 1997
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS*
----------------------------- ---------------------------------------------------------------

Mitchell M. Merin (51)        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Investment Management Inc.; President, Director and Chief
New York, NY 10020            Executive Officer of the Investment Adviser and Morgan
                              Stanley Services; Chairman and Director of the Distributor;
                              Chairman and Director of the Transfer Agent; Director of
                              various Morgan Stanley subsidiaries; President of Morgan
                              Stanley Investments LP (since February 2003); President of the Institutional Funds (since July 2003) and President of the
                              Retail Funds (since May 1999); Trustee (since July 2003) and
                              President (since December 2002) of the Van Kampen
                              Closed-End Funds; Trustee (since May 1999) and President
                              (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)        Principal Executive Officer of Funds in the Fund complex
1221 Avenue of the Americas   (since May 2003); Managing Director of Morgan Stanley &
New York, NY                  Co. Incorporated, Morgan Stanley Investment Management
                              Inc. and Morgan Stanley; Managing Director, Chief
                              Administrative Officer and Director of the Investment
                              Adviser and Morgan Stanley Services; Director of the
                              Transfer Agent; Managing Director and Director of the
                              Distributor; Executive Vice President and Principal Executive
                              Officer of the Institutional Funds (since July 2003) and the
                              Retail Funds (since April 2003); Director of Morgan Stanley
                              SICAV (since May 2004); previously President and Director
                              of the Retail Funds (March 2001-July 2003) and Chief Global
                              Operations Officer and Managing Director of Morgan
                              Stanley Investment Management Inc.

Joseph J. McAlinden (61)      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas   Investment Adviser and Morgan Stanley Investment
New York, NY                  Management Inc. Director of the Transfer Agent, Chief
                              Investment Officer of the Van Kampen Funds; Vice President
                              of the Institutional Funds (since July 2003) and the Retail
                              Funds (since July 1995).

Barry Fink (50)               General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   (since December 2000) of Morgan Stanley Investment
New York, NY 10020            Management; Managing Director (since December 2000),
                              Secretary (since February 1997) and Director (since
                              July 1998) of the Investment Adviser and Morgan Stanley
                              Services; Assistant Secretary of Morgan Stanley DW; Vice
                              President of the Institutional Funds (since July 2003); Vice
                              President of the Retail Funds; Vice President and Secretary
                              of the Distributor; previously Secretary (February 1997-
                              July 2003) and General Counsel (February 1997-April 2004)
                              of the Retail Funds; Vice President and Assistant General
                              Counsel of the Investment Adviser and Morgan Stanley
                              Services (February 1997-December 2001).

----------
*     The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH             LENGTH OF
       EXECUTIVE OFFICER           THE FUNDS            TIME SERVED
------------------------------ ----------------- -------------------------

Amy R. Doberman (43)           Vice President    Since July 2004
1221 Avenue of the Americas
New York, NY 10020

Carsten Otto (41)              Chief             Since October
1221 Avenue of the Americas    Compliance        2004
New York, NY 10020             Officer

Stefanie V. Chang (38)         Vice President    Since July 2003
1221 Avenue of the Americas
New York, NY 10020

Francis J. Smith (39)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief
Harborside Financial Center,   Officer           Financial Officer since
Plaza Two,                                       September 2002
Jersey City, NJ 07311

Thomas F. Caloia (59)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (38)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS*
------------------------------ --------------------------------------------------------------

Amy R. Doberman (43)           Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas    Management; Managing Director of Morgan Stanley
New York, NY 10020             Investment Management Inc. and the Investment Adviser,
                               Vice President of the Institutional and Retail Funds (since
                               July 2004); Vice President of the Van Kampen Funds (since
                               August 2004); previously, Managing Director and General
                               Counsel -- Americas, UBS Global Asset Management (July
                               2000-July 2004) and General Counsel, Aeltus Investment
                               Management, Inc. (January 1997-July 2000).

Carsten Otto (41)              Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas    Morgan Stanley Investment Management (since October
New York, NY 10020             2004); Executive Director of the Investment Adviser and
                               Morgan Stanley Investment Management Inc.; formerly
                               Assistant Secretary and Assistant General Counsel of the
                               Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc. and the
New York, NY 10020             Investment Adviser; Vice President of the Institutional Funds
                               (since December 1997) and the Retail Funds (since
                               July 2003); formerly practiced law with the New York law
                               firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)          Executive Director of the Investment Adviser and Morgan
c/o Morgan Stanley Trust       Stanley Services (since December 2001); previously Vice
Harborside Financial Center,   President of the Retail Funds (September 2002-July 2003);
Plaza Two,                     Vice President of the Investment Adviser and Morgan
Jersey City, NJ 07311          Stanley Services (August 2000-November 2001) and Senior
                               Manager at PricewaterhouseCoopers LLP (January 1998-
                               August 2000).

Thomas F. Caloia (59)          Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust       Treasurer of the Investment Adviser, the Distributor and
Harborside Financial Center,   Morgan Stanley Services; previously Treasurer of the Retail
Plaza Two,                     Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ 07311          of the Investment Adviser, the Distributor and Morgan
                               Stanley Services.

Mary E. Mullin (38)            Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc. and the
New York, NY 10020             Investment Adviser; Secretary of the Institutional Funds
                               (since June 1999) and the Retail Funds (since July 2003);
                               formerly practiced law with the New York law firms of
                               McDermott, Will & Emery and Skadden, Arps, Slate,
                               Meagher & Flom LLP.

----------
*     The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in the Family of Investment Companies (Family
of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc.
and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                       10

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS         BY TRUSTEE IN FAMILY OF INVESTMENT
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2004)                  COMPANIES (AS OF DECEMBER 31, 2004)
------------------------ ------------------------------------------------ -----------------------------------------------

INDEPENDENT:
Michael Bozic                                  None                                        over $100,000

Edwin J. Garn                                  None                                        over $100,000

Wayne E. Hedien                                None                                        over $100,000

Dr. Manuel H. Johnson                          None                                        over $100,000

Joseph J. Kearns(1)                            None                                        over $100,000

Michael E. Nugent                              None                                        over $100,000

Fergus Reid(1)                                 None                                        over $100,000

INTERESTED:

Charles A. Fiumefreddo                         None                                        over $100,000

James F. Higgins                               None                                        over $100,000

----------
(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2004, Messrs. Kearns and Reid had deferred a total of
     $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the
Funds.

THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors Inc. or any of its affiliated persons and do not own stock or other securities issued by Morgan
Stanley Investment Advisors' parent company, Morgan Stanley. These are the
"disinterested" or "independent" Trustees. The Retail Funds seek as Independent
Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit
Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and
approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Board of Trustees of each Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds'
independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists;

                                       11

reviewing with the independent registered public acounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The members of the Audit Committee of each Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Funds' Audit
Committees is an "interested person," as defined under the 1940 Act, of any of the Funds (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also
"independent" from each Fund under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of each of the Funds is Dr. Manuel H. Johnson. The current Deputy Chairman of the Audit
Committee of each of the Funds is Mr. Joseph J. Kearns. The Board of Trustees
for each Fund has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit
Committee Charter is attached to this Joint Proxy Statement as Appendix A.

     The Board of Trustees of each Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an
Independent Trustee. The current Chairman of the Governance Committee is Fergus
Reid. The Board of Trustees for each Fund has adopted a formal written charter for the Governance Committee which sets forth the Governance Committee's responsibilities. A copy of the Governance Committee Charter is attached to this Joint Proxy Statement as Appendix B.

     The Funds do not have a separate nominating committee. While each Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of each Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) for all
Funds participates in the election and nomination of candidates for election as
Independent Trustees for the respective Funds for which the Independent Trustee serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's
Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under "Shareholder
Communications."

                                       12

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent
and Hedien are Independent Trustees. The current Chairman of the Insurance
Committee is Mr. Michael E. Nugent.

     The following chart sets forth the number of meetings of the Board, the
Independent Trustees, the Audit Committee, the Insurance Committee and the
Governance Committee of each Fund during its most recent fiscal year. For the
2004 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee was a member of the Board.

       NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                           BOARD OF   INDEPENDENT     AUDIT     INSURANCE   GOVERNANCE
                 FISCAL    TRUSTEES     TRUSTEES    COMMITTEE   COMMITTEE   COMMITTEE
NAME OF FUND    YEAR-END   MEETINGS     MEETINGS     MEETINGS    MEETINGS    MEETINGS
-------------- ---------- ---------- ------------- ----------- ----------- -----------

OIB ..........  02/28/05      24          4            10           7           3
IMS ..........  10/31/04      29          4             9           6           2
ICS ..........  10/31/04      29          4             9           6           2

     For annual or special shareholder meetings, Trustees may but are not required to attend the meetings; and for each Fund's last annual shareholder meeting, no Trustees attended the meeting.

AUDIT COMMITTEE REPORT

     At a meeting held on February 22, 2005 (OIB) and a meeting held on October
28, 2004 (IMS and ICS), the Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of the Fund, as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ended
February 28, 2006 (OIB) and October 31, 2005 (IMS and ICS).

     The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for each Fund. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche
LLP any relevant matters required to be discussed under the Statement on
Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange
Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board
No. 1 and has discussed with the independent registered public accounting firm their independence.

                                                  The Audit Committee

                                                  Dr. Manuel H. Johnson
                                                  (Chairman)
                                                  Joseph J. Kearns (Deputy
                                                  Chairman)
                                                  Michael Bozic
                                                  Edwin J. Garn
                                                  Wayne E. Hedien
                                                  Michael E. Nugent
                                                  Fergus Reid

                                       13

     Representatives from Deloitte & Touche LLP are expected to be present at the Meetings. Shareholders will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP are expected to be available to respond to appropriate questions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR THE RETAIL
FUNDS AND INSTITUTIONAL FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as
Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund
Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent
Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as
Independent Trustees of the Retail Funds and Institutional Funds.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to each
Fund's Board of Trustees. Shareholders should send communications intended for each Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by a Fund not directly addressed and sent to the Fund's Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the
Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each Trustee is in compliance with the policy. As of March 31, 2005, the total value of the investments by the
Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and
Institutional Funds was approximately $32.1 million. This amount includes compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional
Funds (or portfolio thereof) that are offered as investment options under the plan.

     As of the Record Date for these Meetings, the aggregate number of shares of each Fund owned by the respective Fund's officers and Trustees as a group was less than one percent of each Fund's outstanding shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that each
Fund's executive officers and Trustees, and beneficial owners of more than 10%
of its shares, make certain filings on a timely basis under

                                       14

Section 16(a) of the Exchange Act. Based solely on each Fund's review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, Trustees and greater than 10%
beneficial holders complied with all applicable filing requirements.

COMPENSATION OF INDEPENDENT TRUSTEES

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent
Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent
Trustee who attended all six meetings would receive total compensation of
$180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the
Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as
Chairman of the Boards of the Retail Funds and the Institutional Funds and for
administrative services provided to each Board.

     The Funds also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Funds who are or have been employed by the Investment
Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee.

     Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Boards of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible
Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the
Funds.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Boards of Trustees throughout the year. The
Plan amends and supersedes the Prior DC Plan and all amounts payable under the
Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC
Plan).

     The following tables illustrate the compensation that the Funds paid to its Trustees for the fiscal year ended February 28, 2005 (OIB) and October 31,
2004 (IMS and ICS).

                                       15

                                FUND COMPENSATION

                                                                  NUMBER OF PORTFOLIOS    TOTAL COMPENSATION
                                                                   IN THE FUND COMPLEX      FROM THE FUND
                                                                 FROM WHICH THE TRUSTEE    COMPLEX PAYABLE
NAME OF TRUSTEE                         OIB      IMS      ICS     RECEIVED COMPENSATION     TO TRUSTEES(5)
------------------------------------  -------  -------  ------  ------------------------ -------------------

Michael Bozic(1)(3) ................   $174     $137     $ 69             197                 $178,000
Charles A. Fiumefreddo*(2) .........    372      293      147             197                  360,000
Edwin J. Garn(1)(3) ................    174      137       69             197                  178,000
Wayne E. Hedien(1)(2) ..............    174      137       69             197                  178,000
James F. Higgins* ..................      0        0        0             197                        0
Dr. Manuel H. Johnson(1) ...........    235      186       93             197                  238,000
Joseph J. Kearns(1)(4) .............    211      164       82             198                  211,000
Michael E. Nugent(1)(2) ............    205      161       81             197                  208,000
Fergus Reid(1)(3) ..................    205      161       81             198                  213,000

----------
*    Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Funds as that term is defined in the 1940 Act.

(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.

(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.

(4)  Includes amounts deferred at the election of the Trustee under the DC
     Plan.

(5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.

     The following table shows aggregate compensation paid to each of the
Funds' Trustees by the Fund Complex (which includes all of the Retail and
Institutional Funds) for the calendar year ended December 31, 2004.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including OIB and IMS, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Funds' Independent Trustees, by OIB and IMS for their last fiscal year and the
Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees, from OIB and IMS for their last fiscal year and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                       16

                                  RETIREMENT BENEFITS ACCRUED AS FUND
                                                EXPENSES
                                  ------------------------------------
                                     BY        BY           BY ALL
NAME OF INDEPENDENT TRUSTEE         OIB        IMS      ADOPTING FUNDS
-------------------------------   -------   --------   ---------------
Michael Bozic .................    $422      $  498        $19,437
Edwin J. Garn .................     470       1,020         28,779
Wayne E. Hedien ...............     827         815         37,860
Dr. Manuel H. Johnson .........     410         477         19,701
Michael E. Nugent .............     739       1,001         35,471

                                     ESTIMATED ANNUAL BENEFITS UPON
                                              RETIREMENT(1)
                                  -------------------------------------
                                    FROM       FROM         FROM ALL
NAME OF INDEPENDENT TRUSTEE          OIB        IMS      ADOPTING FUNDS
-------------------------------   --------   --------   ---------------
Michael Bozic .................    $  997     $  997        $46,871
Edwin J. Garn .................       984        990         46,917
Wayne E. Hedien ...............       849        843         40,020
Dr. Manuel H. Johnson .........     1,451      1,451         68,630
Michael E. Nugent .............     1,299      1,299         61,377

----------
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

     THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR
ELECTION.

THE INVESTMENT ADVISER

     Morgan Stanley Investment Advisors Inc. currently serves as each Fund's investment adviser pursuant to an investment advisory agreement. Morgan Stanley
Investment Advisors maintains its offices at 1221 Avenue of the Americas, New
York, New York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment
Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer, and Barry Fink,
Managing Director and Secretary. The principal occupations of Messrs. Merin,
Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley Services Company a wholly owned subsidiary of the
Investment Adviser, serves as the Administrator of each Fund pursuant to an administration agreement. The Investment Adviser and the Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the
Investment Adviser set forth above.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment

                                       17

banking, research and analysis, financing and financial advisory services.
There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

         FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT FEES

     The aggregate fees for professional services billed by Deloitte & Touche
LLP in connection with the annual audit for their respective fiscal years ended
October 31, 2003 and October 31, 2004 (February 29, 2004 and February 28, 2005
for OIB) were $29,000, and $30,000 for OIB, $27,000 and $29,000 for IMS, and
$27,000 and $29,000 for ICS, respectively.

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Deloitte & Touche LLP in connection with the annual audit of OIB's financial statements for the fiscal years ended February 28, 2005 and February 29, 2004 or of IMS's or ICS's
financial statements for their respective fiscal years ended October 31, 2004 and 2003 are set forth below.

                                      2005       2004       2003
                                     ------    --------   -------

OIB ...............................   $452      $  684      N/A
IMS ...............................    N/A         452     $684
ICS ...............................    N/A       5,752      684

TAX FEES

     The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended October 31, 2003 and 2004 (February 29, 2004 and February 28, 2005 for
OIB) are set forth below, which represent fees paid for the review of the
Federal, state and local tax returns for each Fund.

                                          2005          2004        2003
                                       ---------     ---------   ---------
OIB ..................................   $5,000       $4,000        N/A
IMS ..................................     N/A         4,000      $4,000
ICS ..................................     N/A         4,000      $4,000

ALL OTHER FEES

     There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Fund for the respective fiscal years ended October 31, 2003 and 2004 (February 29, 2004 and February 28, 2005 for
OIB).

AUDIT COMMITTEE PRE-APPROVAL

     Each Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval
Policy and Procedures requires each Fund's Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit
Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the
Audit Committee if it is to be provided by the

                                       18

independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Deloitte & Touche LLP billed each of the Funds' fees for the fiscal year ended October 31, 2004 for IMS and
ICS and for the fiscal year ended February 28, 2005 for OIB were pre-approved by each Fund's Audit Committee.

AGGREGATE NON-AUDIT FEES BILLED BY THE INVESTMENT ADVISER AND AFFILIATED
   ENTITIES

     The aggregate fees billed for professional services rendered by Deloitte &
Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment
Adviser for the fiscal years ended October 31, 2003 and 2004 for IMS and ICS amounted to approximately $1.3 million and $5.6 million, respectively, and for the fiscal years ended February 29, 2004 and February 28, 2005 for OIB amounted to approximately $4 million for each fiscal year. Such services for the 2003 and 2004 fiscal years for IMS and ICS included: (i) audit-related fees of approximately $1.1 million and $5 million, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the
Processing of Transactions by Service Organizations" and (ii) all other fees of approximately $500,000 and $253,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars. Such services for the fiscal years ended February 29,
2004 and February 28, 2005 for OIB included: (1) audit-related fees of approximately $3.7 million and $3.7 million, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the
Processing of Transactions by Service Organizations" and (ii) all other fees of approximately $650,000 and $80,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

     The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the
Investment Adviser is compatible with maintaining the independence of Deloitte
& Touche LLP.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the
Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the
Meeting. Abstentions and broker "non-voters" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual
Meeting of Shareholders of each Fund must be received by no later than January
10, 2006 for each Fund for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                                       19

                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO
SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT
MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY
CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW,
Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this
Joint Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this
Joint Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by
Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote all shares that they are entitled to vote on or any such matter utilizing such proxy in accordance with their best judgment on such matters.

                                    By Order of the Board of Trustees

                                              MARY E. MULLIN
                                                Secretary

                                       20

                                                                      APPENDIX A

                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services
Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit
Committee").

1.   Structure and Membership Requirements:

     1.01   The Audit Committee shall consist of at least three "independent"
            directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and
            (3).

     1.02   Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

     1.03   Each member of the Audit Committee shall be "financially literate,"
            as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     1.04   At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2.   Meetings:

     2.01   The Audit Committee shall meet at least twice each calendar year.

3.   Duties and Powers:

     3.01   Each Fund's outside auditor is ultimately accountable to the Audit
            Committee and to the Board. The Audit Committee, subject to the
            Board's approval and oversight, has the authority and
            responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

     3.02   The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

     3.03   The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

     3.04   The Audit Committee shall review the independence of the outside auditor, including:

            (a) ensuring that the outside auditor submits to the Audit
            Committee, at least annually, a letter delineating all
            relationships between the auditor and the Funds;

            (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

                                      A-1

            (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b)
            above, to the extent necessary and appropriate for the Audit
            Committee to satisfy itself of the outside auditor's
            independence.

     3.05   The Audit Committee shall oversee any other aspects of the Funds'
            audit process as it deems necessary and appropriate.

     3.06   The Audit Committee is empowered to review the Funds' system of internal controls.

     3.07   The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4.   Review of Charter:

     4.01   The Audit Committee shall review and assess the adequacy of this charter annually.

     4.02   Any changes to the charter must be recommended by the Audit
            Committee and approved by the Board.

                                      A-2

                                                                      APPENDIX B

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                                                    AS ADOPTED ON JULY 31, 2003
                                                              AND AS AMENDED ON
                                                                 APRIL 22, 2004

                                      B-1

1.   MISSION STATEMENT

     The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors (referred to herein as the "Trustees" and collectively as the "Board") of each Fund listed in the attached Exhibit A1-.
The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the
Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.   COMPOSITION

     The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

     Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard
303.01 (2) and (3); (b) is a "disinterested person" as defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the
Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the "Independent Trustees."

3.   MEETING OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance
Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its
discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance
Committee requests.

     The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.   AUTHORITY

     The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

----------
1  This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee
   Charter has been drafted as if there is a single Fund, a single Governance
   Committee and a single Board. The terms "Governance Committee," "Trustees"
   and "Board" mean the Governance Committee, Trustees and the Board of each
   Fund, respectively, unless the context otherwise requires. The Governance
   Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

                                      B-2

5.   GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

     In carrying out its duties and responsibilities, the Governance
Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

     a.   Board Candidates and Nominees

          The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

          i.   evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

          ii.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the
               Fund's organizational documents. Persons recommended by the
               Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the
               Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

          iii. review the suitability for continued service as a
               trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the
               Independent Trustee should be re-nominated by the Independent
               Trustees.

     b.   Corporate Governance

          The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

          i.   monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

               (1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the Investment
                    Company Act of 1940, as amended ("the 1940 Act"), and the
                    NYSE;

               (2)  trustee/director duties and responsibilities;

               (3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

               (4)  trustee/director orientation and continuing education;

          ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

                                      B-3

          iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the
               Board; and

     c.   Periodic Evaluations

          The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance
          Committee shall establish procedures to allow it to exercise this oversight function.

          In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance
          Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

          The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the
          Board's or a Committee's policies or procedures. This report may be written or oral.

6.   EVALUATION OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance
Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the
Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

     The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance
Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.   INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                                      B-4

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                   MAY 2, 2005

RETAIL FUNDS
------------

OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS
--------------------------

1.   Active Assets Government Securities Trust
2.   Active Assets Institutional Government Securities Trust
3.   Active Assets Institutional Money Trust
4.   Active Assets Money Trust
5.   Morgan Stanley Liquid Asset Fund Inc.
6.   Morgan Stanley U.S. Government Money Market Trust

TAX-EXEMPT MONEY MARKET FUNDS
-----------------------------

7.   Active Assets California Tax-Free Trust
8.   Active Assets Tax-Free Trust
9.   Morgan Stanley California Tax-Free Daily Income Trust
10.  Morgan Stanley New York Municipal Money Market Trust
11.  Morgan Stanley Tax-Free Daily Income Trust

EQUITY FUNDS
------------

12.  Morgan Stanley Aggressive Equity Fund
13.  Morgan Stanley Allocator Fund
14.  Morgan Stanley American Opportunities Fund
15.  Morgan Stanley Biotechnology Fund
16.  Morgan Stanley Capital Opportunities Trust
17.  Morgan Stanley Developing Growth Securities Trust
18.  Morgan Stanley Dividend Growth Securities Inc.
19.  Morgan Stanley Equally-Weighted S&P 500 Fund
20.  Morgan Stanley European Equity Fund Inc.
21.  Morgan Stanley Financial Services Trust
22.  Morgan Stanley Fund of Funds
       o  Domestic Portfolio
23.  Morgan Stanley Fundamental Value Fund
24.  Morgan Stanley Global Advantage Fund
25.  Morgan Stanley Global Dividend Growth Securities
26.  Morgan Stanley Global Utilities Fund
27.  Morgan Stanley Growth Fund
28.  Morgan Stanley Health Sciences Trust
29.  Morgan Stanley Income Builder Fund
30.  Morgan Stanley Information Fund
31.  Morgan Stanley International Fund

                                      B-5

32.  Morgan Stanley International SmallCap Fund
33.  Morgan Stanley International Value Equity Fund
34.  Morgan Stanley Japan Fund
35.  Morgan Stanley KLD Social Index Fund
36.  Morgan Stanley Mid-Cap Value Fund
37.  Morgan Stanley Nasdaq-100 Index Fund
38.  Morgan Stanley Natural Resource Development Securities Inc.
39.  Morgan Stanley Pacific Growth Fund Inc.
40.  Morgan Stanley Real Estate Fund
41.  Morgan Stanley Small-Mid Special Value Fund
42.  Morgan Stanley S&P 500 Index Fund
43.  Morgan Stanley Special Growth Fund
44.  Morgan Stanley Special Value Fund
45.  Morgan Stanley Total Market Index Fund
46.  Morgan Stanley Total Return Trust
47.  Morgan Stanley Utilities Fund
48.  Morgan Stanley Value Fund

BALANCED FUNDS
--------------

49.  Morgan Stanley Balanced Growth Fund
50.  Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND
---------------------

51.  Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS
--------------------------

52.  Morgan Stanley Convertible Securities Trust
53.  Morgan Stanley Federal Securities Trust
54.  Morgan Stanley Flexible Income Trust
55.  Morgan Stanley High Yield Securities Inc.
56.  Morgan Stanley Income Trust
57.  Morgan Stanley Limited Duration Fund
58.  Morgan Stanley Limited Duration U.S. Treasury Trust
59.  Morgan Stanley Total Return Income Securities Fund
60.  Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS
-----------------------------

61.  Morgan Stanley California Tax-Free Income Fund
62.  Morgan Stanley Limited Term Municipal Trust
63.  Morgan Stanley New York Tax-Free Income Fund
64.  Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS
---------------------

65.  Morgan Stanley Select Dimensions Investment Series
       o  American Opportunities Portfolio
       o  Balanced Growth Portfolio
       o  Capital Opportunities Portfolio

                                      B-6

       o  Developing Growth Portfolio
       o  Dividend Growth Portfolio
       o  Equally-Weighted S&P 500 Portfolio
       o  Flexible Income Portfolio
       o  Global Equity Portfolio
       o  Growth Portfolio
       o  Money Market Portfolio
       o  Utilities Portfolio

66.  Morgan Stanley Variable Investment Series
       o  Aggressive Equity Portfolio
       o  Dividend Growth Portfolio
       o  Equity Portfolio
       o  European Growth Portfolio
       o  Global Advantage Portfolio
       o  Global Dividend Growth Portfolio
       o  High Yield Portfolio
       o  Income Builder Portfolio
       o  Information Portfolio
       o  Limited Duration Portfolio
       o  Money Market Portfolio
       o  Quality Income Plus Portfolio
       o  S&P 500 Index Portfolio
       o  Strategist Portfolio
       o  Utilities Portfolio

CLOSED-END RETAIL FUNDS
TAXABLE FIXED-INCOME CLOSED-END FUNDS
-------------------------------------

67.  Morgan Stanley Government Income Trust
68.  Morgan Stanley Income Securities Inc.
69.  Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS
----------------------------------------

70.  Morgan Stanley California Insured Municipal Income Trust
71.  Morgan Stanley California Quality Municipal Securities
72.  Morgan Stanley Insured California Municipal Securities
73.  Morgan Stanley Insured Municipal Bond Trust
74.  Morgan Stanley Insured Municipal Income Trust
75.  Morgan Stanley Insured Municipal Securities
76.  Morgan Stanley Insured Municipal Trust
77.  Morgan Stanley Municipal Income Opportunities Trust
78.  Morgan Stanley Municipal Income Opportunities Trust II
79.  Morgan Stanley Municipal Income Opportunities Trust III
80.  Morgan Stanley Municipal Premium Income Trust
81.  Morgan Stanley New York Quality Municipal Securities
82.  Morgan Stanley Quality Municipal Income Trust
83.  Morgan Stanley Quality Municipal Investment Trust
84.  Morgan Stanley Quality Municipal Securities

                                      B-7

                               INSTITUTIONAL FUNDS
                               -------------------

OPEN-END INSTITUTIONAL FUNDS

1.   Morgan Stanley Institutional Fund, Inc.

     Active Portfolios:

       o  Active International Allocation Portfolio
       o  Emerging Markets Portfolio
       o  Emerging Markets Debt Portfolio
       o  Equity Growth Portfolio
       o  European Real Estate Portfolio
       o  Focus Equity Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  International Equity Portfolio
       o  International Magnum Portfolio
       o  International Small Cap Portfolio
       o  Money Market Portfolio
       o  Municipal Money Market Portfolio
       o  Small Company Growth Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Equity Portfolio

     Inactive Portfolios*
       o  China Growth Portfolio
       o  Gold Portfolio
       o  Large Cap Relative Value Portfolio
       o  MicroCap Portfolio
       o  Mortgage-Backed Securities Portfolio
       o  Municipal Bond Portfolio
       o  U.S. Equity Plus Portfolio

2.   Morgan Stanley Institutional Fund Trust

     Active Portfolios:

       o  Advisory Foreign Fixed Income II Portfolio
       o  Advisory Foreign Fixed Income Portfolio
       o  Advisory Mortgage Portfolio
       o  Balanced Portfolio
       o  Core Plus Fixed Income Portfolio
       o  Equity Portfolio
       o  High Yield Portfolio
       o  Intermediate Duration Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Limited Duration Portfolio

----------
*    Have not commenced or have ceased operations:

                                      B-8

       o  Mid-Cap Growth Portfolio
       o  Municipal Portfolio
       o  U.S. Core Fixed Income Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  U.S. Small-Cap Value Portfolio
       o  Value Portfolio

     Inactive Portfolios*:

       o  Balanced Plus Portfolio
       o  Growth Portfolio
       o  Investment Grade Credit Advisory Portfolio
       o  Mortgage Advisory Portfolio
       o  New York Municipal Portfolio
       o  Targeted Duration Portfolio
       o  Value II Portfolio

3.   The Universal Institutional Funds, Inc.

     Active Portfolios:

       o  Core Plus Fixed Income Portfolio
       o  Emerging Markets Debt Portfolio
       o  Emerging Markets Equity Portfolio
       o  Equity and Income Portfolio
       o  Equity Growth Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  High Yield Portfolio
       o  International Magnum Portfolio
       o  Mid-Cap Growth Portfolio
       o  Money Market Portfolio
       o  Small Company Growth Portfolio
       o  Technology Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Portfolio

     Inactive Portfolios*:

       o  Balanced Portfolio
       o  Capital Preservation Portfolio
       o  Core Equity Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Latin American Portfolio
       o  Multi-Asset Class Portfolio
       o  Targeted Duration Portfolio

----------
* Have not commenced or have ceased operations

                                      B-9

4.   Morgan Stanley Institutional Liquidity Funds

     Active Portfolios:

       o  Government Portfolio
       o  Money Market Portfolio
       o  Prime Portfolio
       o  Tax-Exempt Portfolio
       o  Treasury Portfolio

     Inactive Portfolios*:

       o  Government Securities Portfolio
       o  Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS
5.   Morgan Stanley Asia-Pacific Fund, Inc.
6.   Morgan Stanley Eastern Europe Fund, Inc.
7.   Morgan Stanley Emerging Markets Debt Fund, Inc.
8.   Morgan Stanley Emerging Markets Fund, Inc.
9.   Morgan Stanley Global Opportunity Bond Fund, Inc.
10.  Morgan Stanley High Yield Fund, Inc.
11.  The Latin American Discovery Fund, Inc.
12.  The Malaysia Fund, Inc.
13.  The Thai Fund, Inc.
14.  The Turkish Investment Fund, Inc.

CLOSED-END FUND OF HEDGE FUNDS
15.  Morgan Stanley Institutional Fund of Hedge Funds

IN REGISTRATION

MORGAN STANLEY RETAIL FUNDS
16.  Morgan Stanley American Franchise Fund

FUNDS OF HEDGE FUNDS
17.  Morgan Stanley Absolute Return Fund
18.  Morgan Stanley Institutional Fund of Hedge Funds II

----------
* Have not commenced or have ceased operations

                                      B-10

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                           YOUR PROXY VOTE IS IMPORTANT!

                                           AND NOW YOU CAN VOTE YOUR PROXY ON
                                           THE PHONE OR THE INTERNET.

                                           IT SAVES MONEY! TELEPHONE AND
                                           INTERNET VOTING SAVES POSTAGE COSTS.
                                           SAVINGS WHICH CAN HELP MINIMIZE FUND
                                           EXPENSES.

                                           IT SAVES TIME! TELEPHONE AND INTERNET
                                           VOTING IS INSTANTANEOUS - 24 HOURS A
                                           DAY.

                                           IT'S EASY! JUST FOLLOW THESE SIMPLE
                                           STEPS:

                                           1. READ YOUR PROXY STATEMENT AND HAVE
                                           IT AT HAND.

                                           2. CALL TOLL-FREE 1-866-241-6192 TO
                                           WEBSITE:
                                           HTTPS://VOTE.PROXY-DIRECT.COM

                                           3. FOLLOW THE RECORDED OR ON-SCREEN
                                           DIRECTIONS.

                                           4. DO NOT MAIL YOUR PROXY CARD WHEN
                                           YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY        MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II        PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 21, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephanie V. Chang Yu, Barry Fink, and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund to be held in the Auditorium, 3rd floor, 1221 Avenue of the
Americas, New York, NY 10020 on June 21, 2005 at 10:30 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of
Annual Meeting dated May 12, 2005 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            --------------------------------------------------
                            999 99999 999 999
                            --------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                   15156_MCJ_A

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE:  [x]
                                                    FOR    WITHHOLD     FOR ALL
1. Election of two (2) Trustees:                                        EXCEPT

01. Edwin J. Garn    02. Michael E. Nugent          [ ]      [ ]          [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

--------------------------------------------------

                                                                     15156_MCJ_A

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                YOUR PROXY VOTE IS IMPORTANT!

                                                AND NOW YOU CAN VOTE YOUR PROXY
                                                ON THE PHONE OR THE INTERNET.

                                                IT SAVES MONEY! TELEPHONE AND
                                                INTERNET VOTING SAVES POSTAGE
                                                COSTS. SAVINGS WHICH CAN HELP
                                                MINIMIZE FUND EXPENSES.

                                                IT SAVES TIME! TELEPHONE AND
                                                INTERNET VOTING IS INSTANTANEOUS
                                                - 24 HOURS A DAY.

                                                IT'S EASY! JUST FOLLOW THESE
                                                SIMPLE STEPS:

                                                1. READ YOUR PROXY STATEMENT AND
                                                HAVE IT AT HAND.

                                                2. CALL TOLL-FREE 1-866-241-6192
                                                TO WEBSITE:
                                                HTTPS://VOTE.PROXY-DIRECT.COM

                                                3. FOLLOW THE RECORDED OR
                                                ON-SCREEN DIRECTIONS.

                                                4. DO NOT MAIL YOUR PROXY CARD
                                                WHEN YOU VOTE BY PHONE OR
                                                INTERNET.

                  Please detach at perforation before mailing.

PROXY              MORGAN STANLEY INSURED MUNICIPAL SECURITIES             PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 21, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephanie V. Chang Yu, Barry Fink, and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund to be held in the Auditorium, 3rd floor, 1221 Avenue of the
Americas, New York, NY 10020 on June 21, 2005 at 10:30 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of
Annual Meeting dated May 12, 2005 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            ---------------------------------------------------
                            999 99999 999 999
                            ---------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                   15156_MCJ_B

                          (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                YOUR PROXY VOTE IS IMPORTANT!

                                                AND NOW YOU CAN VOTE YOUR PROXY
                                                ON THE PHONE OR THE INTERNET.

                                                IT SAVES MONEY! TELEPHONE AND
                                                INTERNET VOTING SAVES POSTAGE
                                                COSTS. SAVINGS WHICH CAN HELP
                                                MINIMIZE FUND EXPENSES.

                                                IT SAVES TIME! TELEPHONE AND
                                                INTERNET VOTING IS INSTANTANEOUS
                                                - 24 HOURS A DAY.

                                                IT'S EASY! JUST FOLLOW THESE
                                                SIMPLE STEPS:

                                                1. READ YOUR PROXY STATEMENT AND
                                                HAVE IT AT HAND.

                                                2. CALL TOLL-FREE 1-866-241-6192
                                                TO WEBSITE:
                                                HTTPS://VOTE.PROXY-DIRECT.COM

                                                3. FOLLOW THE RECORDED OR
                                                ON-SCREEN DIRECTIONS.

                                                4. DO NOT MAIL YOUR PROXY CARD
                                                WHEN YOU VOTE BY PHONE OR
                                                INTERNET.

                  Please detach at perforation before mailing.

PROXY        MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES        PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 21, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephanie V. Chang Yu, Barry Fink, and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund to be held in the Auditorium, 3rd floor, 1221 Avenue of the
Americas, New York, NY 10020 on June 21, 2005 at 10:30 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of
Annual Meeting dated May 12, 2005 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            ---------------------------------------------------
                            999 99999 999 999
                            ---------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                   15156_MCJ_C

                          (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE:  [ ]
                                                       FOR   WITHHOLD   FOR ALL
1. Election of three (3) Trustees:                                      EXCEPT

01. Michael Bozic   02. Charles A. Fiumefreddo         [ ]     [ ]        [ ]
                    03. James F. Higgins

To withhold authority to vote for any nominee(s) mark
"For All Except" and write the nominee number(s) on
the line provided:

-----------------------------------------------------

                                                                   15156_MCJ_B-C

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY